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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 28, 2006


                        COMMISSION FILE NUMBER: 001-33084

                           SUSSER HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                             01-0864257
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                             4433 BALDWIN BOULEVARD
                           CORPUS CHRISTI, TEXAS 78408
          (Address of principal executive offices, including zip codes)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (361) 884-2463


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         On November 28, 2006, Susser Holdings Corporation (the "Company") appointed Ronald David Coben, age 49, to serve as Executive Vice President and Chief Marketing Officer of the Company.

         Prior to joining the Company, Mr. Coben was the president of Think So, LLC, a marketing and business process consulting firm serving financial institutions and non-banking entities, which provided consulting services to the Company from September 2005 through October 2006. From 2001 to 2005, Mr. Coben served as President, and from 2002-2005, as Chief Executive Officer, of MessagePro, Inc., a nationwide provider of call center services for businesses and governments based in Houston, Texas. Prior to joining MessagePro in 2001, Mr. Coben held various management positions in consumer and business banking for Bank United Corp., and, after its acquisition in February 2001, Washington Mutual, Inc. Mr. Coben holds a bachelor of business administration degree from the University of Texas at Austin. Mr. Coben currently serves on the board of directors of Cardtronics, Inc., an owner and operator of automated teller machine networks in the United States and United Kingdom.

         In connection with his appointment, Mr. Coben has entered into an Employment Agreement with the Company, dated November 28, 2006 (the "Employment Agreement"), which provides that, among other things, Mr. Coben will serve as Executive Vice President and Chief Marketing Officer through November 28, 2008 and his term of employment shall be automatically extended for one year periods thereafter unless 30 days prior written notice is given by Mr. Coben or Sam L. Susser, the chief executive officer of the Company. Under the Employment Agreement, Mr. Coben receives a base salary of $300,000 per year and is eligible to receive an annual bonus with a target amount of 33% of base salary upon the achievement of annual performance targets established by the compensation committee of the Company's board of directors in consultation with the chief executive officer. Mr. Coben will be entitled to guaranteed bonuses of $25,000 for fiscal year 2006 and $100,000 for fiscal year 2007. If Mr. Coben terminates his employment for good reason, he is entitled to two times his then base salary paid out in five installments over two years, plus any earned and accrued but unpaid bonus and any accrued vacation pay, 24 months of health insurance coverage for him and his family, and the reimbursement of any expenses. If the Company terminates Mr. Coben's employment with cause (or if Mr. Coben terminates his employment without good reason), he is entitled to his salary and vacation pay accrued through the effective date of termination and the reimbursement of any expenses. Mr. Coben is also entitled to various "gross-up" payments for certain excise taxes he may incur in connection with his compensation or any severance payments.

         On November 28, 2006, Susser Holdings Corporation issued a press release announcing the appointment of Mr. Coben as Executive Vice President and Chief Marketing Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         The following exhibits are filed herewith:

           Exhibit Number                          Exhibit Description
           --------------                          -------------------

                  10.1 Employment Agreement between Susser Holdings Corporation and Ronald David Coben, dated November 28, 2006.

                  99.1 Press Release of Susser Holdings Corporation, dated November 28, 2006.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUSSER HOLDINGS CORPORATION


Date:  November 28, 2006                  By:   /s/ E. V. Bonner, Jr.
                                                -------------------------------
                                                Name: E.V. Bonner, Jr.
                                                Title: Executive Vice President,
                                                       Secretary and General
                                                       Counsel















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